UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

ASAP EXPO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10501 Valley Blvd, Suite 1880 El Monte, California		91731
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 279-1800

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On June 12, 2009, ASAP Expo, Inc. (the “Company”) declared a 29-for-one dividend of the outstanding shares of the Corporation’s common stock, such that every share of common stock outstanding as of the close of business on June 12, 2009 will be given into 29 shares of common stock by distributing to the record holder of each outstanding share a certificate for additional 29 additional shares; provided, however, that any fractional shares that result from the split will be rounded up to the next full share

The unanimous consent of the board of directors of ASAP Expo, Inc dated June 2, 2009 is attached to this Amendment to Current Report on Form 8-K as Exhibit 9.01.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

9.01	Unanimous consent of the board of directors of ASAP Expo, Inc dated June 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASAP Expo, INC.

Dated: July 21, 2009	By:	/s/ FRANK S YUAN
Frank S Yuan
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

9.01	Unanimous consent of the board of directors of ASAP Expo, Inc dated June 2, 2009